UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 24, 2006
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                             000-31989                  54-1987541

(State or other                 (Commission File No.)        (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
_____ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Reference is made to the disclosure contained in response to Item 5.02 hereof, which disclosure is incorporated by reference into this Item 1.01.


ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Reference is made to the disclosure contained in response to Item 5.02 hereof, which disclosure is incorporated by reference into this Item 1.02.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 24, 2006, the Board of Directors of Convera Corporation (the "Company"), appointed Matthew G. Jones to the position of Acting Chief Financial Officer, Treasurer and Secretary. Mr. Jones, formerly the Company's Vice President of Finance, will also serve as the Company's acting principal accounting officer. Prior to joining the Company in April 2006, Mr. Jones, age 45, was CFO of Space Adventures since July 2001 and held a number of senior financial management positions with various publicly-traded and private companies from 1992 through 2001. Mr. Jones is a certified public accountant with seven years of public accounting experience at Price Waterhouse. Mr. Jones succeeds Mr. John R. Polchin, the Company's Chief Financial Officer, Treasurer and Secretary since May 2004. Mr. Jones' appointment and Mr. Polchin's departure will be effective July 28, 2006.

Mr. Polchin has agreed to assist the Company for a transition period, including assisting the Company in the preparation of the Company's financial statements and regulatory filings for the fiscal quarter ending July 31, 2006 as well as other related activities. In connection with Mr. Polchin's separation from the Company, the Company's Board agreed to provide Mr. Polchin, in addition to amounts otherwise owed to him under his existing employment agreement, with accelerated vesting of options to purchase an aggregate 62,500 shares of the Company's common stock.


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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    CONVERA CORPORATION


                                    By:      /s/ PATRICK CONDO           .
                                            ------------------------------
                                            Patrick C. Condo
                                            Chief Executive Officer

Date:  July 28, 2006


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